EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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Subsidiaries of the Registrant:
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             Name                      Ownership      State of Organization     Other Names
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
1. Marvel Characters, Inc.               100%               Delaware                None

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2.  Marvel Entertainment Group,          100%               Delaware                None
Inc.
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3.  Marvel Sales Corp.                   100%               Delaware                None
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4.  MRV, Inc.                            100%               Delaware                None
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5.  Spider-Man Merchandising LP           50%               Delaware                None
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6.  Compania de Juguetes                 100%                Mexico                 None
Mexicanos, S.A. de C.V.
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7.  Marvel Enterprises International     100%            United Kingdom             None
Limited
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8.  Toy Biz International Limited         99%               Hong Kong               None
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9.   Marvel Toys Limited                 100%               Hong Kong               None
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10. Marvel Enterprises Japan K.K.        100%                 Japan                 None
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